SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2004

                Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-25505	05-0314991
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Press release, dated May 18, 2004.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 18, 2004, Nortek, Inc. publicly announced its results of operations for its first quarter ended April 3, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

Date: May 18, 2004	By:	/s/ Edward J. Cooney
Edward J. Cooney
Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated May 18, 2004.